Exhibit XXXV

                         FIRST AMENDMENT TO CREDIT AGREEMENT


              THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of this 30th day of September, 1994 by and between FEDERAL REALTY INVESTMENT TRUST, a District of Columbia unincorporated business trust (the "Borrower"), and MELLON BANK, N.A., a national banking association (the "Bank").

                                     BACKGROUND

              A. Reference is made to the Credit Agreement dated as of February 11, 1994 by and between the Borrower and the Bank (the "Original Agreement") pursuant to which the Bank extended to Borrower a revolving credit facility in the maximum amount of $15,000,000. Capitalized terms used herein and not otherwise defined herein shall have the meaning provided in the Original Agreement.

              B. The Borrower has requested that the Bank increase the available amount under the Credit Facility from $15,000,000 to $20,000,000 and reduce the non-usage fee from one-quarter of one percent (.25%) to one-eight of one percent (.125%).

              C. The Bank has agreed to make such changes subject to the conditions set forth herein.

              NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

              1.      The Original Agreement is hereby amended as follows:

                      a.       The term "Available Amount" appearing in Section
     1.1 is hereby amended and restated to read in its entirety as follows:

                      "Available Amount" means as of any date, $20,000,000 minus the aggregate unpaid principal amount of advances outstanding on such date."

                      b. Section 2.8 is hereby amended and restated in its entirety as follows:

              "Section 2.8 Non-Usage Fee. The Borrower shall pay to the Bank on the 15th day of January, April, July and October of each year, commencing October 15, 1994, a non-usage fee equal to 0.125% per

                                         F86
     DC-185518.2
              annum of the average daily Available Amount during the preceding calendar quarter."

                      c. The form of Note attached as Exhibit A to the Original Agreement (the "Original Note") is hereby amended and restated to read in its entirety as set forth in the Amended and Restated Note attached as Exhibit A of this Amendment (the "Amended and Restate Note").

              2. From and after the date hereof all references in the Original Agreement to the "Note" shall be to the Amended and Restated Note in the form attached hereto as Exhibit A and executed in connection with this Amendment, so as to extend the provisions of the Original Agreement, as modified by this Amendment, to the Amended and Restated Note.

              3. The Borrower hereby certifies that, as of the date hereof:

                      a. each of the representations and warranties contained in the Original Agreement, as modified by this Amendment, are true and correct;

                      b. the Borrower is in compliance with all of the terms, covenants and conditions contained in the Original Agreement, as modified by this Amendment, including, without limitation, all of the financial covenants; and

                      c. there exists no Default or Event of Default under the Original Agreement.

              4. The Borrower agrees that it shall promptly notify the Bank in writing of (a) the committed amounts, interest rates, non-usage and other fees, and maturity dates of all credit facilities entered into by the Borrower after the date hereof and (b) any increase or decrease in the committed amounts, interest rates, non-usage and other fees, and maturity dates under and in any other credit facilities to which the Borrower (now or hereafter) is a party. Such notice shall include a detailed summary which sets forth the nature of such changes.

              5. Recognizing and in consideration of the Bank's agreement to the amendments herein set forth, the Borrower hereby waives and releases the Bank and its respective officers, attorneys, agents, and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising out of or in any way connected with or relating to the Bank's acts or omissions with respect to the Original Agreement, the Original Note, or any documents executed in connection with any of the foregoing (collectively, the "Documents"). The Borrower further hereby indemnifies, holds harmless and agrees to defend the Bank and its respective officers, attorneys, agents and employees from and against any loss, damage, judgment, liability or expense (including reasonable counsel fees) suffered by or rendered against the Bank or any


                                         F87
     of them on account of anything arising out of or in connection with the Documents.

              6. All of the terms, conditions, provisions, and covenants in the Documents (which are hereby ratified and confirmed) shall remain unaltered and in full force and effect except as modified by this Amendment.

              7. The Borrower agrees to pay all of the Bank's expenses incurred in connection with the preparation of this Amendment and the transactions contemplated by this amendment, including without limitation, the reasonable fees and expense of the Bank's counsel.

              8. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

              9. Each and every one of the terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Bank and their respective successors and assigns.

              10. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute but one and the same instrument.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                               FEDERAL REALTY INVESTMENT TRUST

                               By:  Ron D. Kaplan
                                    --------------------------------
                                    Ron D. Kaplan
                                    Vice President - Capital Markets

                               MELLON BANK, N.A.

                               By:  Frederick A. Felter
                                    -----------------------------
                                    Frederick A. Felter
                                    Vice President











                                         F88